UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019

___________________________

Soliton, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	001-38815	36-4729076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5304 Ashbrook Drive

Houston, Texas 77081

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 705-4866

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                          ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

On February 19, 2019, Soliton, Inc. (the "Company") filed an Amended and Restated Certificate of Incorporation (the "Amended Certificate of Incorporation") in the State of Delaware in the same form as set forth in exhibit 2.1 of the Company’s Form 1-A (file no. 024-10854). A copy of the as filed Amended Certificate of Incorporation is attached as Exhibit 3.1 and is incorporated herein by reference.

The Amended Certificate of Incorporation provides for, among other items:

(i) that our authorized capital stock shall be 100,000,000 shares of common stock (no preferred stock is authorized for issuance);

(ii) that any action required or permitted to be taken by stockholders must be effected at a duly called annual or special meeting of stockholders and may not be effected by any consent in writing by such stockholders;

(iii) the requirement for the affirmative vote of at least two-thirds of our shares to amend, alter or repeal certain provisions in the certificate of incorporation, including, how we elect directors, our obligation to indemnify our officers and directors, our agreement to limit the liability of our directors to the extent permitted by Delaware law, the prohibition on written consents discussed above;

(iv) that we have elected to be governed by Section 203 of the Delaware General Corporation Law; and

(v) that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought our behalf, (b) any action asserting a claim of breach of a fiduciary duty owed by any of our directors or officers to us or our stockholders, (c) any action asserting a claim against us arising pursuant to any provision of the Delaware General Corporation Law, or our certificate of incorporation or the bylaws, and (d) any action asserting a claim against us governed by the internal affairs doctrine.

Item 8.01.  Other Events

On February 19, 2019, the Company completed its initial public offering (“IPO”) and sold 2,172,591 shares of its common stock at a price to the public of $5.00 per share, resulting in aggregate gross proceeds of $10,862,955, before deducting underwriting commissions and other related expenses. A copy of the press release announcing the closing of the Company’s IPO is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit

3.1	Amended and Restated Certificate of Incorporation dated February 19, 2019.

99.1	Press Release of Soliton, Inc. dated February 19, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITON, INC.

By:	/s/ Lori Bisson
Lori Bisson
Executive Vice-President,
Chief Financial Officer

Dated: February 22, 2019